                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement dated as of July 7, 2000 (the "AGREEMENT") is by and among NetScout Systems, Inc., a Delaware corporation ("NETSCOUT"), the stockholders listed on the signature page hereto (collectively, the "STOCKHOLDERS"), the holders of Warrants (as defined below) listed on the signature page hereto (collectively, the "WARRANTHOLDERS") and Silicon Valley Bank (the "BANK" and together with the Stockholders and the Warrantholders, the "HOLDERS").

                                   WITNESSETH:

         WHEREAS, NetScout has entered into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") dated as of the date hereof with NetScout Service Level Corporation, NextPoint Networks, Inc. ("NEXTPOINT"), and certain individuals, pursuant to which NextPoint will be merged with and into Merger Sub (as defined in the Merger Agreement) (the "MERGER");

         WHEREAS, in the Merger, (a) the Stockholders will receive shares of Common Stock, par value $.001 per share, of NetScout (the "COMMON STOCK") in exchange for shares of capital stock of NextPoint now owned by the Stockholders and (b) the Warrantholders will receive shares of Common Stock upon the exercise of Warrants now held by the Warrantholders; and

         WHEREAS, the Holders desire to have, and NetScout is willing to grant to the Holders, certain rights to have shares of Common Stock issued to the Stockholders in the Merger or to the Warrantholders upon exercise of the Warrants registered for resale to the public on the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, it is a condition of the Holders' willingness to agree to the Merger that they be granted the rights set forth in this Agreement;

         NOW, THEREFORE, in consideration of these premises and the mutual agreements, provisions and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NetScout and the Holders agree as follows:


                                    ARTICLE I

                          DEFINITIONS AND EFFECTIVENESS

         1.1 COMMON DEFINITIONS. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement that are defined in the Merger Agreement shall have the meanings assigned to them in the Merger Agreement, and the rules of construction and documentary conventions set forth in the Merger Agreement shall apply to this Agreement.

                     Registration Rights Agreement -- Page 2


         1.2 CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXISTING REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Rights Agreement dated as of January 15, 1999 by and between NetScout and the persons listed in the signature pages thereto.

                  "EXISTING RIGHTSHOLDERS" means the stockholders of NetScout who have registration rights under the Existing Registration Rights Agreement.

                  "REGISTRATION EXPENSES" means the expenses incurred by NetScout in complying with Article II, including registration and filing fees, securities exchange or market listing fees, printing expenses, fees and disbursements of counsel for NetScout, state Blue Sky fees and expenses, the fees and expenses of one counsel selected by the Holders to represent the Holders and the expense of any special audits incident to or required by any such registration, but excluding any underwriting commissions and discounts and selling concessions and any stock transfer Taxes.

                  "REGISTRABLE SHARES" means any shares of Common Stock received by the Holders in the Merger (including Escrow Shares and Holdback Shares which are ultimately released to the Stockholders) or as a result of the exercise of the Warrants, and any additional unregistered shares received by the Holders as a stock dividend on the Registrable Shares, or pursuant to a stock split or similar recapitalization of NetScout's Common Stock; PROVIDED, HOWEVER, that "Registrable Shares" shall not include any such shares of Common Stock that as of the date of the determination (x) have previously been sold by a Holder pursuant to Rule 144 under the Securities Act or (y) may be sold either without limitation pursuant to Rule 144(k) under the Securities Act or in a single transaction without being affected by the volume limitations of Rule 144 under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "TRANSFER" means any offer to sell, sale, assignment, pledge, transfer, contract to sell, grant of any option or other right to purchase, grant of any ownership interest, or other disposition or change of legal, record or beneficial ownership, whether direct or indirect, voluntary or involuntary.

                  "WARRANTS" collectively means: (1) Warrant No. 1 to acquire 5,428 shares of NextPoint's Series C Convertible Preferred Stock ("SERIES C PREFERRED") dated July 14, 1998 issued to the Bank; (2) Warrant No. 3 to acquire 17,589 shares of Series C Preferred dated January 18, 2000 issued to the Bank;
(3) Warrant W-1 to acquire 5,890 shares of Series C Preferred dated March 13, 2000 issued to Baker Communications Fund, L.P. ("BAKER"); (4) Warrant W-2 to acquire 1,357 shares of Series C Preferred dated March 13, 2000 issued to

                     Registration Rights Agreement -- Page 3

Chestnut Partners, Inc. ("CHESTNUT"); (5) Warrant W-3 to acquire 3,406 shares of Series C Preferred dated March 13, 2000 issued to Polaris Venture Partners, L.P. ("PVP"); (6) Warrant W-4 to acquire 204 shares of Series C Preferred dated March 13, 2000 issued to Polaris Venture Partners Founders' Fund, L.P. ("PFF"); (7) Warrant W-5 to acquire 11,781 shares of Series C Preferred dated May 12, 2000 issued to Baker; (8) Warrant W-6 to acquire 2,714 shares of Series C Preferred dated May 12, 2000 issued to Chestnut; (9) Warrant W-7 to acquire 6,812 shares of Series C Preferred dated May 12, 2000 issued to PVP; (10) Warrant W-8 to acquire 408 shares of Series C Preferred dated May 12, 2000 issued to PFF; (11) Warrant No. 4 to acquire 15,648 shares of Series C Preferred dated June 6, 2000 issued to the Bank; (12) Warrant W-9 to acquire 11,781 shares of Series C Preferred dated June 12, 2000 issued to Baker; (13) Warrant W-10 to acquire 2,714 shares of Series C Preferred dated June 12, 2000 issued to Chestnut; (14) Warrant W-11 to acquire 6,812 shares of Series C Preferred dated June 12, 2000 issued to PVP; and (15) Warrant W-12 to acquire 408 shares of Series C Preferred dated June 12, 2000 issued to PFF.

         1.3 ADDITIONAL DEFINITIONS. Each of the following terms is defined in the Section set forth opposite such term:



            Term                                         Section
            ----                                         -------
        Agreement                                        Recitals
        Bank                                             Recitals
        Common Stock                                     Recitals
        Holders                                          Recitals
        Indemnified Party                                     2.5
        Indemnifying Party                                    2.5
        NetScout                                         Recitals
        NextPoint                                        Recitals
        Merger                                           Recitals
        Stockholders                                     Recitals
        Warrantholders                                   Recitals




         1.4 EFFECTIVENESS. This Agreement shall become effective as of the Closing.


                                   ARTICLE II

                               REGISTRATION RIGHTS


         2.1 "PIGGY-BACK" REGISTRATIONS. (a) If at any time after the Closing Date, NetScout shall determine to register for its own account or the account of others under the Securities Act any of the Common Stock (other than (1) on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or issuable in connection with stock option or other employee benefit plans and (2) the Holder Registration Statement), NetScout shall send to each Holder written notice of such

                     Registration Rights Agreement -- Page 4

determination. If, within 10 days after NetScout sends such notice, a Holder shall so request in writing, NetScout shall use all reasonable efforts to include in such registration statement all or any part of the Registrable Shares such Holder requests to be registered; PROVIDED, HOWEVER, that NetScout shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.1 at any time without obligation or liability to any Holder.

                  (b) In connection with any offering under this Section 2.1 involving an underwriting, NetScout shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between NetScout and the underwriters selected by it; PROVIDED, HOWEVER, that if, in connection with any offering involving an underwriting of Common Stock to be issued by NetScout, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its reasonable judgment, the inclusion of such shares would be prejudicial to the public offering, including price, then NetScout shall be obligated to include in such registration statement only such limited portion (if any) of the Registrable Shares with respect to which the Holders have requested inclusion hereunder and the managing underwriter shall approve. The Holders agree and acknowledge that the Registrable Shares held by the Holders shall be the first shares excluded from such registration, and that, for the avoidance of doubt, the Existing Rightsholders shall have senior rights to the Holders with respect to any such piggyback registration. NetScout shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration. Any exclusion of Registrable Shares held by the Holders shall be made pro rata among the Holders seeking to include such shares in the registration statement, in proportion to the number of Registrable Shares owned by the Holders. The obligations of NetScout under this
Section 2.1 may be waived at any time by the written consent of the Holders who hold at least eighty (80%) of the total number of Registrable Shares held by the Holders.

         2.2 REGISTRATION OF SHARES. (a) NetScout shall file with the Securities and Exchange Commission (the "COMMISSION"), not later than January 2, 2001, a "shelf" registration statement covering the resale to the public by the Holders of all Registrable Shares (the "HOLDER REGISTRATION STATEMENT"). NetScout shall use all commercially reasonable efforts to cause the Holder Registration Statement to be declared effective by the Commission as promptly as possible after the date of filing. The Holder Registration Statement shall be on Form S-3 (or its then equivalent), if available to NetScout, or absent such availability, on Form S-1 (or its then equivalent).

                  (b) If at the time immediately prior to the filing of the Holder Registration Statement or at any time during the effectiveness of such Holder Registration Statement: (i) NetScout is in possession of material information that the Board of Directors of NetScout in good faith determines disclosure of which would be detrimental to the business and affairs of NetScout and that the registration statement would be materially misleading absent the inclusion of such information, (ii) NetScout is prohibited (pursuant to the terms of an underwriting agreement in connection with a public offering of its securities or otherwise) from filing the Holder Registration Statement, or (iii) NetScout is engaged in any other activity which, in the good faith determination of NetScout's Board of Directors, would be adversely affected to the

                     Registration Rights Agreement -- Page 5

material detriment of NetScout by the filing of the Holder Registration Statement or the continued sale of Common Stock by means of the prospectus relating to the Holder Registration Statement (the "RESALE PROSPECTUS"), as the case may be, then, upon notice from NetScout to each of the Holders who have Registrable Shares of the occurrence of an event described in clause (i), (ii) or (iii) above, NetScout may at its option (1) delay the filing of such Holder Registration Statement or (2) suspend the use of the Resale Prospectus by the Holders in connection with any sale of shares under the Holder Registration Statement, as the case may be, for a reasonable period until the time such event, situation or activity no longer exists. The Holders hereby agree to suspend the use of the Resale Prospectus upon receipt of such a notice from NetScout, subject to the terms and limitations set forth in this Section 2.2(b). NetScout's right to delay filing or suspend use of the Resale Prospectus may be exercised by NetScout for an aggregate period of not more than 60 days in any twelve month period. Such delay or suspension, however, shall not in any way restrict the Holders from exercising piggyback registration rights under Section
2.1 during such period. In addition, NetScout shall promptly give notice to the Holders at the time the events, situations or activities set forth in clauses
(i), (ii) or (iii) above no longer exist.

                  (c) NetScout shall use commercially reasonable efforts to maintain the effectiveness of such registration statement with respect to holders of Registrable Shares until the date which is two years after the Effective Time or such earlier time as no shares are deemed to be Registrable Shares.

                  (d) In any registration statement requested pursuant to this
  Section 2.2 NetScout shall be entitled to include, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by NetScout for its own account, except as and to the extent that such method of disposition shall be an underwritten public offering and in the opinion of the managing underwriter (if the method of disposition in the requested registration statement shall be an underwritten public offering) such inclusion would adversely affect the marketing of the Registrable Shares to be sold.

         2.3 INDEMNIFICATION OF HOLDERS. If NetScout registers any of the Registrable Shares under the Securities Act pursuant to this Agreement, NetScout shall indemnify and hold harmless each Holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls a Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, shall reimburse each Holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration

                     Registration Rights Agreement -- Page 6

statement or prospectus as from time to time amended or supplemented by NetScout) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by NetScout of any rule or regulation promulgated under the Securities Act or any state securities law applicable to NetScout and relating to action or inaction required of NetScout in connection with such registration, UNLESS (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished to NetScout in writing in connection therewith by any such Holder (in the case of indemnification of such Holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling Person) expressly for use therein; (ii) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in a final or amended prospectus copies of which were delivered to such Holder or such underwriter on a timely basis, and such Holder or such underwriter failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act; or (iii) the sale of the Registrable Shares to the Person asserting any such loss, claim, damage or liability occurred after NetScout gave notice to the Holders of suspension of the use of the Resale Prospectus in accordance with Section 2.2(b) hereof.

         2.4 INDEMNIFICATION OF NETSCOUT. If NetScout registers any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Holder shall indemnify and hold harmless NetScout, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls NetScout within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse NetScout and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, but only insofar as any such statement or omission (i) was made in reliance upon and in conformity with information furnished to NetScout in writing in connection therewith by such Holder expressly for use therein; (ii) such statement or omission was corrected in a final or amended prospectus copies of which were delivered to such Holder on a timely basis, and such Holder or such underwriter

                     Registration Rights Agreement -- Page 7

failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act; or (iii) the sale of the Registrable Shares to the Person asserting any such loss, claim, damage or liability occurred after NetScout gave notice to the Holders of suspension of the use of the Resale Prospectus in accordance with Section 2.2(b) hereof. Notwithstanding any of the foregoing to the contrary, in no event shall the liability of any Holder for indemnification under this Section 2.4 exceed the net proceeds received by such Holder in the offering.

         2.5 INDEMNIFICATION PROCEDURES. (a) Promptly after receipt by any Person entitled to indemnification under Sections 2.3 or 2.4 (an "INDEMNIFIED PARTY") of notice of the commencement of any action in respect of which indemnity may be sought against any Person under Sections 2.3 or 2.4 (an "INDEMNIFYING PARTY"), such Indemnified Party shall notify all Indemnifying Parties in writing of the commencement thereof (PROVIDED, HOWEVER, that failure to so notify an Indemnifying Party shall not relieve any Indemnifying Party from any liability it may have hereunder except to the extent that the Indemnifying Party who did not receive such notice shall have been materially prejudiced by such failure) and, subject to the provisions hereinafter stated, the Indemnifying Party shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Indemnified Party), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Indemnifying Party.

                  (b) The Indemnified Party shall have the right to employ separate counsel and assume its own legal defense in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by the Indemnifying Party shall not be at the expense of the Indemnifying Party unless the employment of such counsel has been specifically authorized in writing by the Indemnifying Party. If the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Parties and the Indemnified Party conducting the defense of such action or that there may be legal defenses available to the Indemnified Party different from or in addition to those available to the Indemnifying Parties, then counsel for the Indemnified Party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and the Indemnifying Parties shall bear the legal or other expenses incurred in connection with the conduct of such defense. The Indemnifying Party shall not be liable to indemnify any Indemnified Party for any settlement of any such action effected without the Indemnifying Party's written consent.

         2.6 CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Indemnified Party exercising rights under this Agreement, or any controlling Person of any such Indemnified Party, makes a claim for indemnification pursuant to Section 2.3 or 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Agreement provides for indemnification in such case, then the Indemnifying Party and such Indemnified Party will contribute to the aggregate losses,

                     Registration Rights Agreement -- Page 8

claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Notwithstanding the foregoing, in no event shall the liability of any Holder for contribution under this Section 2.6 exceed the net proceeds received by such Holder in the offering. The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or by the Indemnified Party on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         2.7 EXCHANGE ACT REGISTRATION. NetScout will use reasonable efforts to timely file with the Commission such information as the Commission may require under either Section 13 or Section 15(d) of the Exchange Act; and in such event, NetScout shall use its reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to the Registrable Shares. NetScout shall furnish to the Holders forthwith upon request a written statement by NetScout as to its compliance with the reporting requirements of Rule 144.

         2.8 FURTHER OBLIGATIONS OF NETSCOUT. Whenever NetScout is required under this Agreement to register Registrable Shares, subject to the exceptions set forth in Sections 2.1 and 2.2, it shall also do the following:

                  (i) file with the Commission a registration statement with respect to such Registrable Shares and use commercially reasonable efforts to cause that registration statement to become effective as soon as possible;

                  (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof);

                  (iii) as expeditiously as possible furnish to each Holder whose Registrable Shares are included in such registration statement such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Holder;

                  (iv) as expeditiously as possible use commercially reasonable efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or Blue Sky laws of such states as the Holders shall reasonably request, and do any

                     Registration Rights Agreement -- Page 9

and all other acts and things that may be necessary or desirable to enable the Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Holder; PROVIDED, HOWEVER, that NetScout shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                  (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by NetScout are then listed;

                  (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                  (vii) promptly make available for inspection by the Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Holders including Registrable Shares in such registration statement, all customary due diligence information of NetScout and cause NetScout's officers, directors, employees and independent accountants to supply all such information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (viii) as expeditiously as possible, notify each Holder whose Registrable Shares are included in the registration statement, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any Prospectus forming a part of such registration statement has been filed; and

                  (ix) as expeditiously as possible following the effectiveness of such registration statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or Prospectus.

         2.9 FURTHER OBLIGATIONS OF HOLDERS. In connection with any registration pursuant to this Agreement in which Registrable Shares held by a Holder are to be registered, such Holder shall furnish to NetScout in writing such information with respect to such Holder and the distribution proposed by such Holder as NetScout reasonably requests for use in connection with any such registration statement or prospectus or otherwise as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         2.10 ALLOCATION OF EXPENSES. In any registration pursuant to Section 2.2, NetScout shall pay all of the Registration Expenses of such registration. In no event shall NetScout have any obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts and selling concessions or stock transfer Taxes attributable to the Registrable Shares being offered and sold by any of the Holders.

         2.11 SALE OR TRANSFER OF SHARES. The Registrable Shares shall not be sold or transferred unless either (i) they shall have been sold pursuant to an effective registration statement under the Securities Act, or (ii) NetScout shall have been furnished with an opinion of legal counsel,

                    Registration Rights Agreement -- Page 10

reasonably satisfactory to NetScout, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

         2.12 NONTRANSFERABILITY. The registration rights granted in this Agreement may be assigned by a Holder to (i) any person or entity to which at least 100,000 Registrable Shares are transferred by such Holder or (ii) to any partner, stockholder or affiliate of such Holder to which at least 100,000 Registrable Shares are transferred by such Holder, and such transferee shall be deemed a "Holder" and a holder of "Registrable Shares" for purposes of this Agreement only to the extent that the transferee provides written notice of such assignment to NetScout and agrees in writing to be bound hereby.


                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 LAW GOVERNING. This Agreement, and all disputes arising hereunder, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         3.2 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         3.3 TERMINATION. NetScout's obligations under Sections 2.1 and 2.2 shall expire with respect to a Person when such Person ceases to hold Registrable Shares.

                    Registration Rights Agreement -- Page 11

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the date first above written.

NETSCOUT SYSTEMS, INC.                     Name of Holder:


By: /s/ Anil Singhal
    -------------------------------        ----------------------------
    Anil Singhal

Title:  Chief Executive Officer            ----------------------------
                                           By:
                                           Title, if any: